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                                                                   EXHIBIT 10.33


                       AMENDED AND RESTATED LOAN AGREEMENT


         THIS AMENDED AND RESTATED LOAN AGREEMENT (the "Loan Agreement") dated as of December 10, 1997, is made by and between BANK ONE, TEXAS, N.A., a national banking association ("Lender"), whose address is 1717 Main Street, Dallas, Texas 75201, Attention: Craig F. Hartberg, Senior Vice President, and CAPITAL SENIOR LIVING PROPERTIES, INC., a Texas corporation ("Borrower"), whose address is 14160 Dallas Parkway, Suite 300, Dallas, Texas 75240, with respect to a loan in the principal sum of $20,000,000.00.

                                    RECITALS

         A. Reference is made to (i) that certain Loan Agreement dated as of July 29, 1994 (the "First Agreement"), between Lender and Capital Senior Living Communities, L.P. ("Original Borrower"), (ii) that certain Restatement of Loan Agreement dated as of June 30, 1995 (the "Second Agreement") between Lender and Original Borrower, (iii) that certain Amended and Restated Loan Agreement dated as of June 30, 1997 between Original Borrower and Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc. ("Lehman") (the "Third Agreement"), and (iv) that certain Loan Assumption and Modification Agreement dated November 3, 1997 between Lehman, Original Borrower and Borrower (the "Assumption and Modification") . Lender and Borrower desire to amend the First Agreement, Second Agreement, Third Agreement and Assumption and Modification in accordance with the terms of this Loan Agreement and restate those agreements in their entirety.

         B. Lender and Borrower agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         For purposes of this Loan Agreement, the following terms shall have the respective meanings assigned to them.

         1.1 Advances. The term "Advances" shall mean a disbursement by Lender of any of the proceeds of the Loan which shall be used solely for the purposes set forth in Section 1.28 herein.

         1.2 Affidavit of Borrower. The term "Affidavit of Borrower" shall mean a sworn affidavit of Borrower (and such other parties as Lender may reasonably require) to be delivered to Lender no later than forty-five (45) days after the end of each calendar quarter in the form of Exhibit "D".



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         1.3 Appraisals. The term "Appraisals" shall mean appraisals of the
Property in form and containing substance (including all assumptions and methods of valuation) reasonably satisfactory to Lender and each prepared by an independent appraiser who is a member of the American Institute of Real Estate Appraisers and is satisfactory to Lender.

         1.4 Assignment of Landlord's Interest in Leases. The term "Assignment of Landlord's Interest in Leases" shall mean an assignment by Borrower to Lender of Borrower's interest in all leases covering all or a part of the Property and all rights derived therefrom.

         1.5 Borrower. The term "Borrower" shall mean all parties named Borrower in the first paragraph of this Loan Agreement and any and all subsequent record owners of the Property.

         1.6 Borrowing Base. The term "Borrowing Base" shall mean sixty-two and one-half percent (62.5%) of the value of the Property (in the aggregate) as determined from the Appraisals.

         1.7 Canton Regency. The term "Canton Regency" shall mean that certain congregate community owned by Borrower in Canton, Ohio commonly known as Canton Regency Retirement Community as further described in Exhibit "A".

         1.8 Code. The term "Code"shall mean the Uniform Commercial Code as in force in the State of Texas.

         1.9 Commitment. The term "Commitment" shall mean the Commitment issued by Lender with respect to the Loan dated December 1, 1997, and any subsequent amendment in writing by Lender and Borrower.

         1.10 CSLC. The term "CSLC" shall mean Capital Senior Living Corporation, a Delaware corporation.

         1.11 Current Assets. The term "Current Assets" shall mean all cash, cash equivalents, customers' accounts and other receivables due within one year from statement date, inventory, deposits, marketable securities, and prepaid expenses to be consumed within one year from statement date.

         1.12 Current Liabilities. The term "Current Liabilities" shall mean all amounts due or to become due for payment within twelve (12) months of statement date.

         1.13 Current Ratio. The term "Current Ratio" shall mean the ratio of Current Assets to Current Liabilities.




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         1.14 Debtor Relief Laws. The term "Debtor Relief Laws" shall mean any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization, or similar laws affecting the rights or remedies of creditors generally, as in effect from time to time.

         1.15 Environmental Indemnity Agreements. The term "Environmental Indemnity Agreements" shall mean environmental indemnity agreements made by Borrower in favor of Lender with respect to the Property.

         1.16 Event of Default. The term "Event of Default" shall mean the occurrence of any one or more of the following.

                  (a) A failure by Borrower to make any payment of principal or interest on the Note within five (5) days of the due date.

                  (b) Except as otherwise specifically addressed elsewhere in this Section 1.15, a failure by Borrower to materially comply with any of the other terms or conditions specified herein or in any other Loan Document or the occurrence of an event of default under any of such instruments and the continuation of such failure for a period of thirty
         (30) days following written notice to Borrower of such failure; provided, however, that in no event shall Lender be requested to give notice of any Event of Default more than two (2) times in any twelve
         (12) month period.

                  (c) There shall be an event of default in connection with any other obligation of Borrower payable to Lender and the continuation of such failure for a period of thirty (30) days following written notice to Borrower of such failure; provided however, in no event shall Lender be requested to give notice of any Event of Default more than two (2) times in any twelve (12) month period.

                  (d) The failure of Borrower to maintain the various financial ratio tests and financial status called for herein and the continuation of such failure for a period of thirty (30) days following written notice to Borrower of such failure; provided however, in no event shall Lender be requested to give notice of any Event of Default more than two (2) times in any twelve (12) month period.

                  (e) The incorrectness of any material representation or warranty made by Borrower to Lender in any of the Loan Documents;

                  (f) The failure by Borrower and/or the Property and Improvements materially to comply with any Governmental Requirements including, without limitation, environmental laws, The Americans With Disabilities Act of 1990, The Judicial Fair Housing Act, and any other law, rule or regulation mandating accessibility; and the continuation of such failure for a period of thirty (30) days



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         following written notice to Borrower of such failure; provided, however, in no event shall Lender be obligated to give notice of an Event of Default more than two (2) times in any twelve (12) month period.

                  (g) The appointment of a receiver, trustee, conservator, or liquidator of Borrower, any of the Property, or any other property of Borrower, and such appointment is not rescinded within ninety (90) days following the appointment;

                  (h) The filing of any voluntary petition seeking an entry of an order for relief as a debtor in a proceeding under the United States Bankruptcy Code or seeking reorganization or rearrangement or taking advantage of any Debtor Relief Laws, concerning Borrower or CSLC or the admitting of material allegations of a petition filed against Borrower or any one or more of said parties, in any bankruptcy, reorganization, insolvency, conservatorship, or similar proceeding, or an admission in writing by Borrower, or any one or more of said parties of an inability to pay its, his or their debts as they become due;

                  (i) The filing of any involuntary petition seeking an entry of an order for relief as a debtor in a proceeding under the United States Bankruptcy Code or seeking reorganization or rearrangement or taking advantage of any Debtor Relief Laws, concerning Borrower or CSLC and any such petition is not rescinded or dismissed within ninety (90) days following such filing;

                  (j) The making of a general assignment for the benefit of creditors by Borrower;

                  (k) There shall be a material adverse change in the financial circumstances of Borrower;

                  (l) Any sale, exchange, assignment or other transfer or conveyance of the Property or any interest therein;

                  (m) A replacement of the Manager without Lender's prior written approval;

                  (n) Borrower is adjudged in a final administrative decision to have committed fraud or abuse against Medicare, Medicaid or any other governmental health care program;

                  (o) The failure of Borrower to maintain any insurance coverage required by this Agreement or any of the Mortgages and such failure continues for five (5) business days after receipt by Borrower of written notice of such failure;




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                  (p) The failure of Borrower to correct, within the time
         deadlines set by any applicable Medicaid, Medicare or licensing agency, any deficiency related to the Property which would result in:

                           1. a termination of any Permit or Reimbursement Contract; or

                           2. a ban on new admissions with respect to the Property; or

                  (q) The Borrower, Manager, or the Property shall be assessed fines or penalties by any state health or licensing agency having jurisdiction over such Persons or the Property in excess of $100,000, which fine or penalty may not be appealed;

                  (r) The Property or any portion thereof is taken on execution or other process of law in any action against Borrower;

                  (s) The holder of any lien or security interest on any of the Property (without implying the consent of Lender to the existence or creation of any such lien or security interest), declares a default thereunder or institutes foreclosure or other proceedings for enforcement of its remedies thereunder and such default is not cured within ninety (90) days; or

                  (t) Borrower abandons all or any portion of the Property.

         1.17 Existing Loan. The term "Existing Loan" shall mean the "Loan" as defined in the Third Agreement.

         1.18 Existing Loan Documents. The term "Existing Loan Documents" shall mean the "Loan Documents" as defined in the Third Agreement.

         1.19 Financial Statements. The term "Financial Statements" shall mean such balance sheets, profit and loss statements, schedules of sources and applications of funds, operating statements, with respect to Borrower, Capital Senior Living Corporation and the Property, and other financial information of Borrower, as shall be reasonably required by Lender, from time to time. All annual Financial Statements of CSLC shall be certified by a certified public accountant, acceptable to Lender. Ernst & Young, L.L.P. is acceptable to Lender. All other Financial Statements shall be certified by an officer of Borrower. All Financial Statements shall be in form reasonably satisfactory to Lender using generally accepted accounting principles, consistently applied.

         1.20 Financing Statements. The term "Financing Statements" shall mean the Form UCC-1 or other financing statements, to be filed in the appropriate offices for the perfection of a security interest in any of the personal property securing the Loan.




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         1.21 Governmental Authority. The term "Governmental Authority" shall mean the United States, the state, the county, the city, or any other political subdivision in which the Property is located, and any other political subdivision, agency, or instrumentality exercising jurisdiction over Borrower, with respect to the Property.

         1.22 Governmental Requirements. The term "Governmental Requirements" shall mean all laws, ordinances, rules, and regulations of any Governmental Authority applicable to Borrower or the Property, including but not limited to those described above.

         1.23 The Harrison. The term "The Harrison" or "Eagle Valley" shall mean that certain congregate care community owned by Borrower in Indianapolis, Indiana known as The Harrison or Eagle Valley Retirement Community and as further described on Exhibit "A".

         1.24 Improvements. The term "Improvements" shall mean the buildings, structures and other improvements located on the real property constituting portions of the Property.

         1.25 Insurance Policies. The term "Insurance Policies" shall mean the insurance policies required pursuant to the terms of the Mortgages.

         1.26 Land. The term "Land" shall mean those certain parcels or tracts of the real property described on Exhibit "A" attached hereto and incorporated herein by reference.

         1.27 Lender. The term "Lender" shall mean the Lender named in the first paragraph of this Loan Agreement and its successors and assigns.

         1.28 Loan. The term "Loan" shall mean the Loan by Lender to Borrower, in an amount not to exceed $20,000,000, to (i) pay or otherwise take-out the Existing Loan and to take by assignment the Third Agreement and the Existing Loan Documents from Lehman, (ii) fund the tender and solicitation for purchase by Borrower of partnership interests in Healthcare Properties, L.P. ("HCP") and limited partnership interests and pension notes in NHP Retirement Housing Partners I Limited Partnership ("NHP"); (iii) fund the acquisition of other senior living communities; (iv) fund the construction of improvements to properties owned by Borrower, and (v) fund working capital of Borrower.

         1.29 Loan Documents. The term "Loan Documents" shall mean this Loan Agreement, the Mortgages, the Note, the Assignments of Landlord's Interest in Leases, the Financing Statements, the Security Agreement, the Environmental Indemnity Agreements, the Notice of Final Agreement of even date herewith between Borrower and Lender, the Specific Assignment, Subordination and Attornment Agreement of even date herewith between Borrower, Lender and Manager, the Extension, Assumption and Modification Agreement (Marion County, Indiana) of even date herewith between Borrower and Lender, the Extension, Assumption and Modification Agreement (Lake County, Indiana) of even date herewith between Borrower and Lender, the Extension, Assumption and Modification Agreement (Ohio)



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of even date herewith between Borrower and Lender, the Modification and
Assumption of Amended and Restated Security Agreement of even date herewith between Borrower and Lender, all other documents executed by Borrower in connection with this Agreement, and such other instruments securing the First Agreement, Second Agreement and Third Agreement (as amended and restated hereby) and the Loan as shall, from time to time, be executed and delivered by Borrower, or any other party to Lender pursuant to the First Agreement, Second Agreement or Third Agreement (as amended and restated hereby) and this Loan Agreement, including, without limitation, each Affidavit of Borrower.

         1.30 Loan Fees. The term "Loan Fees" shall mean the fees described in
Section 4.16.

         1.31 Management Agreements. The term "Management Agreements" shall mean the three management agreements pertaining to the Property, each dated November 3, 1997, between Borrower and Manager.

         1.32 Manager. The term "Manager" shall mean Capital Senior Living, Inc., a Texas corporation.

         1.33 Medicaid. The term "Medicaid" shall mean that certain program of medical assistance, funded jointly by the federal government and the States, for impoverished individuals who are aged, blind and/or disabled, and for members of families with dependent children, which program is more fully described in Title XIX of the Social Security Act (42 U.S.C. ss.ss. 1396 et seq.) and the regulations promulgated thereunder.

         1.34 Medicare. The term "Medicare" shall mean that certain federal program providing health insurance for eligible elderly and other individuals, under which physicians, hospitals, skilled nursing homes, home health care and other providers are reimbursed for certain covered services they provide to the beneficiaries of such program, which program is more fully described in Title XVIII of the Social Security Act (42 U.S.C. ss.ss. 1395 et seq.) and the regulations promulgated thereunder.

         1.35 Mortgages. The term "Mortgages" shall mean the mortgages described in Exhibit "C" attached hereto and made a part hereof. Each of the foregoing documents secures payment of the Note and the payment and performance of all obligations specified in the Mortgages and this Loan Agreement, and evidences a valid and enforceable first lien on the Property subject only to the matters reflected in the Title Insurance.

         1.36 Note. The term "Note" shall mean that certain Promissory Note dated of even date herewith, in the stated principal amount of $20,000,000.00, executed by Borrower and payable to the order of Lender.




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         1.37 Permits. The term "Permits" shall mean all licenses, permits and certificates used or useful in connection with the ownership, operation, use or occupancy of the Property, including, without limitation, business licenses, state health department licenses, food service licenses, licenses to conduct business, certificates of need and all such other permits, licenses and rights, obtained from any governmental, quasi-governmental or private person or entity whatsoever.

         1.38 Permitted Exceptions. The term "Permitted Exceptions" with respect to the Property shall mean (i) title exceptions set forth in the Title Insurance, (ii) liens for ad valorem real property taxes, ad valorem personal property taxes and general or special assessments against real property and other governmental charges not yet due or payable, (iii) liens created pursuant to the Loan Documents, (iv) unrecorded leases of residents or patients, (v) easements, rights of way, restrictions, reservations, conditions, minor defects or irregularities in title and other similar charges or encumbrances, none of which individually or in the aggregate have a material adverse affect upon the Property as security for the Loan or interfere with the ordinary conduct of business at the Property, and (vi) statutory liens of mechanics and materialmen and other similar liens, in respect of liabilities which are not yet due or which are being contested by Borrower in good faith.

         1.39 Property. The term "Property" shall mean collectively: (a) Canton Regency, The Harrison and Towne Centre, as well as the Land and Improvements and all other property (real and personal, fixture or otherwise) related thereto which is subject to the Mortgages, and (b) the Collateral (as such term is defined in the Security Agreement). The term "any of the Properties" shall mean any one or more of Canton Regency, The Harrison and Towne Centre and the term "any of the Property" shall mean any of the Land, Improvements and Collateral. Further, in those instances where required by the context in which it is used, the term "Property" shall also mean "any of the Property" or "any of the Properties".

         1.40 Reimbursement Contracts. The term "Reimbursement Contracts" shall mean all third party reimbursement contracts for the Property which are now or hereafter in effect with respect to residents qualifying for coverage under the same, including private insurance agreements.

         1.41 Security Agreement. The term "Security Agreement" shall mean the Amended and Restated Security Agreement dated June 30, 1997 between Lehman and Original Borrower, as modified by Modification and Assumption of Amended and Restated Security Agreement dated of even date herewith between Borrower and Lender.

         1.42 Subsidiary. The term "Subsidiary" means any corporation, limited liability company, association, partnership, joint venture or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty percent or more by CSLC.




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         1.43 Survey. The term "Survey" shall mean a current certified as built
ALTA survey of each of the senior living communities constituting the Property satisfactory to Lender.

         1.44 Title Company. The term "Title Company" shall mean Lawyers Title Insurance Company.

         1.45 Title Insurance. The term "Title Insurance" shall mean the policies of mortgage title insurance issued by Lawyers Title Insurance Corporation with respect to the Mortgages.

         1.46 Towne Centre. The term "Towne Centre" shall mean that certain congregate care community owned by Borrower in Merrillville, Indiana commonly known as Towne Centre Retirement Community as further described in Exhibit "A".

         1.47 Treasury Note Rate. The term "Treasury Note Rate" shall mean the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the applicable Business Day, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to ten years. Such implied yield shall be determined, if necessary, by (i) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between reported yields. The term "Business Day" as used in this paragraph means a day on which banks are open for business in New York, New York.

                                    ARTICLE 2

                              AGREEMENTS OF LENDER

         2.1 Commitment of Lender. Subject to the conditions hereof, and provided that an Event of Default has not occurred, Lender will make Advances to Borrower in accordance with this Loan Agreement and solely for the purposes set forth in Section 1.28.

Notwithstanding anything to the contrary in this Loan Agreement or any other instrument executed hereunder or in connection herewith, Borrower shall not use any Advance to pay fees, commissions, salaries, or other compensation of any kind to Borrower or to any affiliates or any persons or entities deemed by Lender to be affiliates of Borrower, whether directly or indirectly under any agreement, including, without limitation, management agreements, unless such fees, commissions, salaries or other compensation are specifically approved in a separate written instrument signed by Lender; provided however, Lender hereby acknowledges its approval of Borrower's reimbursement of actual expenses incurred and the payment of fees payable under the Management Agreements and development agreements.

         2.2 Interest on the Loan: Adjustment of Interest. Interest on the Loan, at the rate specified in the Note, shall be computed on the outstanding balance of Advances and shall be



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computed with respect to each Advance only from the date of such Advance. Since the term of the Loan may be reduced to less than the full stated term under various circumstances, it is not possible at the time of execution of this Agreement to determine whether interest charged under the Note together with other loan charges constituting interest (herein called "Loan Finance Charges") will exceed the maximum interest rate permitted by applicable law for the actual term of the Loan. Therefore, the parties agree that at the end of the actual term of the Loan (as it may be renewed or extended), the following calculations will be made: (i) first, the Loan Fees (to the extent that they constitute interest) shall be added to the interest charged, collected or received by Lender under the Note, such total being hereinafter called the "Stated Interest"; and (ii) second, the maximum amount of interest that may be charged under applicable law (including, without limitation, Section 501 of the Depository Institutions Deregulation and Monetary Control Act of 1980, Public Law No. 96-221 ) for the actual term of the Loan on the principal balance remaining unpaid from time to time shall be calculated. If the Stated Interest exceeds the Maximum Interest (as defined in the Note), the amount of such excess shall be credited to the principal amount of the Note or refunded immediately to Borrower if such principal amount has theretofore been entirely paid. In no event shall the amount of the Loan Fees together with the interest charged, collected or received by Lender under the Note exceed the highest interest rate permitted by applicable law for the actual term of the Loan.

         2.3 Limitation on Aggregate Amount of Advances. In no event shall Lender be required to make any Advances in excess of the stated principal amount of the Loan or if the making of such Advance would cause Lender to violate any law, rule or regulation to which Lender is subject limiting the amount that may be advanced by Lender as contemplated in this Loan Agreement.

         2.4 Conditions to Advances. As a condition precedent to each Advance hereunder, in addition to all other requirements herein, Borrower must satisfy the following requirements and, if required by Lender, deliver to Lender evidence of such satisfaction:

                  (a) Borrower shall deliver to Lender a Request for Advance in the form attached hereto as Exhibit "B" at least two (2) business days prior to the date such advance is to be made.

                  (b) There shall then exist no Event of Default;

                  (c) The representations and warranties made in this Loan Agreement shall be true and correct on and as of the date of each Advance, with the same effect as if made on that date;

                  (d) There shall be no material adverse change or modification in the financial condition of Borrower; and




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                  (e) The total of all outstanding Advances together with the requested Advance shall not exceed the Borrowing Base.

No Advance will be made under the Loan after December 1, 2000.

         2.5 Future Acquisitions. Furthermore, Borrower understands and agrees that so long as Borrower has outstanding obligations to Lender related to the Loan, Borrower shall not, without the prior written consent of Lender, which consent shall not be unreasonably withheld: incur any third party purchase money indebtedness related to any other retirement community, nursing home facility, or other real estate property without the Lender's prior written consent if such property, development or proposed investment is not generating positive cash flow from operations after payment of operating expenses, maintenance capital expenditures and debt service of third party financing.

         2.6 No Waiver. No Advance shall constitute a waiver of any condition precedent to the obligation of Lender to make any further Advance or preclude Lender from thereafter declaring the failure of Borrower to satisfy such condition precedent to be an Event of Default.

         2.7 Conditions Precedent for the Benefit of Lender. All conditions precedent to the obligation of Lender to make any Advance are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make any Advance in the absence of strict compliance with such conditions precedent. All requirements of this Loan Agreement may be waived by Lender, in whole or in part, at any time, in a writing signed by Lender.

         2.8 Payment Procedure. All payments and prepayments made by Borrower under the Note or this Loan Agreement shall be made to Lender at its offices specified herein in immediately available funds before 2:00 p.m. Dallas time, on the date that such payment is required to be made. Any payment received and accepted by Lender after such time shall be considered for all purposes (including the calculation of interest) to the extent permitted by law, as having been made to Lender on the next following business day.

         2.9 Recourse. Borrower shall be liable for the indebtedness evidenced by the Note and for the performance of all agreements in the Mortgages and the other Loan Documents to the full extent of the Property and other assets owned by Borrower, whether pledged to Lender or subject to a separate lien or otherwise. If there is an Event of Default, any judicial proceedings brought by Lender against Borrower shall be limited initially to the protection of the Property and the enforcement and foreclosure of the liens and security interests created by the Loan Documents. The collection of any deficiency remaining after Lender has sought to satisfy the indebtedness and reasonable expenses incurred subsequent to foreclosure of the liens and security interests created by the Loan Documents shall be against the remaining assets of Borrower. Notwithstanding the foregoing, Lender shall not be required to exercise its rights and remedies with respect to a Property (including the Land, Improvements and



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Collateral related to such Property) (the "Affected Property") which is affected by any Hazardous Substance (as such term is defined in the Environmental Indemnity Agreements) if as a result thereof, the value of all of the Property after the exercise of such rights and remedies (taking into account the costs to be incurred to clean up, remove, resolve, or minimize the impact of, or otherwise deal with the Hazardous Substance) would be less than the outstanding principal balance of the Loan prior to the exercise of such rights and remedies. In the event of the circumstances described in the preceding sentence, Lender shall only be required to exercise its rights and remedies with respect to the Property other than the Affected Property before proceeding directly against Borrower for the indebtedness and the performance of its obligations under the Loan Documents. Nothing contained in this Section 2.9 shall alter, affect or impair or relieve Borrower from any of its obligations under the Environmental Indemnity Agreements.

                                    ARTICLE 3

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

               Borrower hereby represents and warrants as follows:

         3.1 Organization and Authority of Borrower. Borrower is a duly organized, validly existing Texas corporation and in good standing under the applicable laws of Texas, and is qualified to do business and is in good standing in each state where its business activities require such qualification, with full power, and authority to enter into this Agreement. If the issuance of any interest in Borrower, or in any constituent business entity of Borrower is subject to any state or federal securities laws and/or the rules and regulations of the Securities and Exchange Commission, each such issuance has been and will be in compliance with all said laws and regulations to which it is subject.

         3.2 Execution and Delivery of Loan Documents. The execution and delivery of the Loan Documents executed or delivered by Borrower, and the consummation of the transactions contemplated thereby: (i) have been duly authorized by all actions required under the terms and provisions of their governing instruments, the laws of the State of Texas, and any applicable requirement of a Governmental Authority; (ii) create legal, valid and binding obligations on Borrower; (iii) do not require the approval or consent of any Governmental Authority having jurisdiction over Borrower, or the property of Borrower; and (iv) do not and will not constitute a violation of, or default under, the governing instruments of Borrower, any requirement of a Governmental Authority applicable to Borrower, or any mortgage, indenture, agreement, commitment, or instrument to which Borrower is a party or by which any of its assets are bound, nor create or cause to be created any mortgage, lien, encumbrance, or charge against the assets of Borrower other than those expressly permitted by the Loan Documents.

         3.3 Information Supplied by Borrower. The Financial Statements of Borrower and CSLC heretofore delivered to Lender are true, complete and correct in all material respects,



AMENDED AND RESTATED LOAN AGREEMENT                                      Page 12
have been prepared on a consistent basis and fairly and accurately present the respective financial conditions of the subjects thereof as of the respective dates thereof. No material adverse change has occurred since the respective dates thereof.

         3.4 Compliance With Laws. To Borrower's knowledge, the use of the Property and Improvements comply with all Governmental Requirements, applicable zoning ordinances, regulations and restrictive covenants affecting the Property and all other requirements of a Governmental Authority, and all requirements for such use have been satisfied.

         3.5 Licenses; Permits. Borrower represents and warrants to Lender that, to Borrower's knowledge, all necessary licenses, Permits and other necessary certificates are in full force and effect and have been issued in Borrower's or Manager's name with respect to the Property and Borrower and Manager are in good standing with all Governmental Authorities in connection with all beds or units required to be licensed and other facilities constituting a portion of the Property. Borrower further represents and warrants that all necessary and applicable certificates of occupancy, permits and other appropriate authorization and approval matters from Governmental Authorities have been issued and are in existence with regard to the Property. No funds have been received by Borrower or any other person or entity with respect to the Property pursuant to Title VI of the Public Health Service Act, 42 U.S.C. ss. 291 et seq., as amended (the "Hill-Burton Act"), and the Property is not subject to any provision or requirements of the Hill-Burton Act.

         3.6 No Defaults. Borrower is not in default under any of the Loan Documents, and no event has occurred which by notice, the passage of time or otherwise would constitute an event of default under any of the Loan Documents. Borrower is not in default in the payment of any indebtedness for borrowed money or under the terms and provisions of any agreement or instrument evidencing any such indebtedness, and, to Borrower's knowledge, it is not in default with respect to any order, writ, injunction, decree or demand of any court or of any other requirement of a Governmental Authority.

         3.7 Access and Utilities. The Property has adequate rights of access to public ways and all water, sanitary sewer and storm drain facilities. All public utilities necessary or convenient to the full use and enjoyment of the Property are available at the boundaries of the Property and same are in service. All roads necessary for the full utilization of the Property for their intended purposes are present or the necessary rights of way therefor have been acquired.

         3.8 Lien Potential. Borrower has not made any contract or arrangement of any kind which has given rise to (or the performance of which by the other party thereto would give rise to) a lien or claim of lien on the Property, or other collateral covered by the Loan Documents, except for the collateral documents executed in connection with the Loan.

         3.9 Complete Information. No representation or warranty of Borrower contained in any of the Loan Documents, and no statement contained in any certificate, schedule, list,



AMENDED AND RESTATED LOAN AGREEMENT                                      Page 13
financial statement or other instrument furnished to Lender by or on behalf of Borrower contains, or will intentionally contain, any untrue statement of a material fact, or omits, or will intentionally omit, to state a material fact necessary to make the statements contained herein or therein not misleading. To Borrower's knowledge, all information material to the transactions contemplated herein has been expressly disclosed in writing by Borrower to Lender.

         3.10 Investment Company Act. Borrower is not an investment company as defined in the Investment Company Act of 1940, as amended.

         3.11 Payment of Taxes. Borrower has filed all federal, state and other tax returns and reports required to be filed, and has paid all taxes as shown on said returns and reports and all assessments received by it to the extent that such taxes and assessments have become due (except to the extent that the same are being contested in good faith by appropriate proceedings diligently prosecuted and as to which adequate reserves have been set aside in conformity with generally accepted accounting principles).

         3.12 The Financial Statements. Except with respect to the initial Financial Statements of Borrower which were proformas only, the Financial Statements are true, correct, and complete as of the dates specified therein and fully and accurately present the financial condition of Borrower as of the dates specified. No material adverse change has occurred in the financial condition of Borrower since the date of the Financial Statements.

         3.13 Suits, Actions. etc. There are no actions, suits, or proceedings pending or, to Borrower's knowledge, threatened in any court or before or by any individual, entity or Governmental Authority against or affecting Borrower which could have a material adverse effect on the ability of each of any such parties to perform their respective obligations under the Loan Documents or otherwise, or against or affecting the Property, or involving the validity, enforceability, or priority of any of the Loan Documents, at law or in equity. The consummation of the transactions contemplated hereby, and the performance of any of the terms and conditions hereof and of the other Loan Documents by Borrower, will not result in a breach of, or constitute a default in, any mortgage, deed of trust, lease, promissory note, loan agreement, credit agreement. partnership agreement, or other agreement to which Borrower or by which Borrower may be bound.

         3.14 Title to the Property. Borrower holds full legal and equitable title to the Property subject only to the Permitted Exceptions.

         3.15 ERISA Compliance.

                  (a) As of the date hereof and throughout the term of the Loan,
         (i) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is



AMENDED AND RESTATED LOAN AGREEMENT                                      Page 14
         subject to Title I of ERISA, and (ii) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; and

                  (b) As of the date hereof and throughout the term of the Loan
         (i) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(3) of ERISA and (ii) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

         3.16 Management Agreements. The Management Agreements are in full force and effect and there are no defaults by the Manager or Borrower thereunder.

         3.17 Reimbursement Contracts. There is no action pending or threatened to terminate (a) any Medicare or Medicaid Reimbursement Contract of any of the Properties or to fail to renew any Medicare or Medicaid Reimbursement Contract, or (b) any material Reimbursement Contract (other than Medicare and Medicaid) or to fail to renew any material Reimbursement Contract (other than Medicare and Medicaid).

                                    ARTICLE 4

                      COVENANTS AND AGREEMENTS OF BORROWER

         Borrower hereby covenants and agrees as follows:

         4.1 Compliance with Governmental Requirements. Borrower shall timely comply in all material respects with all Governmental Requirements and, if requested by Lender, deliver to Lender evidence of such compliance.

         4.2 Correction of Defects. Borrower shall correct or cause to be corrected (a) any material defect in the Improvements, or (b) any encroachment by any part of the Improvements or any other structure located on the Property on any building line, easement, property line, or restricted area.

         4.3 Underground Storage Tanks. Borrower represents and warrants: (i) Borrower has formally registered underground storage tanks ("UST's") located at Towne Centre and Canton Regency with all Governmental Authorities; (ii) the UST's are in full compliance with all Governmental Requirements; (iii) to the best of Borrower's knowledge, the UST's do not leak and are in first class condition; (iv) Borrower has conducted tightness tests on the UST's and has provided or shall upon request provide Lender with copies of all such test results, and shall comply with all future requirements, requests and recommendations of Lender concerning the UST's; (v) Borrower will conduct additional tightness tests of the UST's on or before the expiration of twelve
(12) months from the date hereof; and (vi) Borrower shall fully comply



AMENDED AND RESTATED LOAN AGREEMENT                                      Page 15
with all future obligations and otherwise maintain said UST's in a manner so as to comply with all future Governmental Requirements.

         4.4 Inspection of the Property. Borrower shall permit Lender, any Governmental Authority, and their agents and representatives, to enter upon the Property and any location for the purpose of inspection of the Property at all reasonable times.

         4.5 Notices by Governmental Authority, Fire and Casualty Losses, etc. Borrower shall timely comply with and promptly furnish to Lender true and complete copies of any official notice or claim by any Governmental Authority pertaining to the Property. Borrower shall promptly notify Lender of any fire or other casualty or any notice of taking or eminent domain action or proceeding affecting the Property.

         4.6 Expenses. Whether or not the transactions contemplated under this Loan Agreement and the Loan Documents shall be consummated, Borrower shall pay all expenses in connection with such transactions, including, without limitation, the cost and expenses of preparation of this Loan Agreement and of any other document or instrument Lender considers necessary or appropriate with respect to the Loan, the cost and expenses of or incident to the enforcement or performance of and compliance with any of the provisions of this Loan Agreement or any agreement or condition contained in any other document or instrument required by Lender, and any other costs and expenses related to the transactions contemplated under this Loan Agreement. Furthermore, Borrower agrees to reimburse Lender for all other expenses incurred by Lender associated with the due diligence examination of the Property, review of all materials and records presented to Lender, travel expenses incurred for inspection of the Property, attorney's fees incurred and other costs and expenses related to the Loan.

         4.7 Additional Acts. In addition to the acts recited herein and contemplated to be performed, executed and/or delivered by Borrower, Borrower hereby agrees, at any time, and from time to time, to perform, execute and/or deliver to Lender any and all such further acts, additional instruments, or further assurances as may be necessary or proper to (i) implement the intent of the parties under this Loan Agreement; (ii) correct any errors in this Loan Agreement or any other instrument relating thereto; (iii) assure Lender a valid and direct first lien and prior first perfected security interest under the Loan Documents or any of them on the Property; (iv) create, perfect, preserve, maintain and protect the liens and security interests created or intended to be created by the Loan Documents; and (v) provide the rights and remedies to Lender granted or provided for by the Loan Documents.

         4.8 Inspection of Property. Books and Records. Borrower shall permit Lender, at all reasonable times: (i) to examine and inspect the Property; and
(ii) examine, inspect and copy the books and records of Borrower pertaining to the Loan and the Property, and all contracts, statements, invoices, bills, and claims related thereto. All such books and records shall be maintained and kept in accordance with generally accepted accounting principles, consistently applied.



AMENDED AND RESTATED LOAN AGREEMENT                                      Page 16

         4.9 Defense of Actions. Lender may (but shall not be obligated to) commence, appear in, or defend any action or proceeding purporting to affect the Loan, the Property, or the respective rights and obligations of Lender and Borrower pursuant to this Loan Agreement. Lender may (but shall not be obligated to) pay all necessary expenses, including attorneys' fees and expenses incurred in connection with such proceedings or actions, which Borrower agrees to repay to Lender upon demand.

         4.10 Prohibition of Assignment or Debt.

                  (a) Except as otherwise expressly permitted herein or in the Mortgage, Borrower shall not assign or encumber any interest in the Property without the prior written consent of Lender. Borrower shall not (i) pledge any part of the Property, or (ii) dispose of any asset (personal property or real property) related to the Property belonging to Borrower without the prior written consent of Lender; provided, however, that with respect to the purchase of inventory, supplies and equipment necessary for the day-to-day operation of any one or more of the facilities comprising the Property, and the purchase of any equipment necessary for the repair and/or replacement of any equipment or improvement used or operated in connection with any one or more of the facilities comprising the Property, nothing herein shall prohibit such purchases, replacements or dispositions or require Lender's approval; further provided however, nothing herein is intended to revise or diminish Borrower's rights stated in Section 2.5 above in connection with the acquisition of other properties which meet the financial criteria set forth therein. Borrower shall make no loans whatsoever to anyone other than CSLC and Subsidiaries of CSLC without the prior written consent of Lender.

                  (b) Without the prior written consent of Lender, Borrower shall not enter into any merger or consolidation with, or sell, lease, transfer or dispose of all or substantially all of its assets to, any entity.

                  (c) Borrower shall carry on and conduct its business in substantially the same manner and substantially the same field of enterprise as it is presently conducted.

         4.11 Payment of Claims. Borrower shall promptly pay or cause to be paid when due all costs and expenses incurred in connection with the Property and the Improvements, and Borrower shall keep the Property free and clear of any liens, charges, or claims other than the lien of the Mortgages and other liens approved in writing by Lender. Notwithstanding anything to the contrary contained in this Loan Agreement, Borrower, provided it does so in good faith and in diligent and continuous manner, may (a) contest the validity or amount of any claim of any contractor, consultant, or other person providing labor, materials, or services with respect to the Property, and (b) contest any tax or special assessments levied by any Governmental Requirements, and such contest on the part of Borrower shall not be a default hereunder and shall not release Lender from its obligations to make Advances hereunder; provided, however, that during the pendency of any such contest, Borrower shall furnish to Lender and the Title



AMENDED AND RESTATED LOAN AGREEMENT                                      Page 17

Company an indemnity bond with a corporate surety satisfactory to Lender and the Title Company, a letter of credit issued by a financial institution approved by Lender and the Title Company, or other security acceptable to them, in an amount equal to twice the amount being contested plus a reasonable additional sum to cover possible costs, interest, and penalties, and provided further that Borrower shall pay any amount adjudged by a court of competent jurisdiction to be due, with all costs, interest, and penalties thereon, before such judgment becomes a lien on the Property.

         4.12 Restrictions and Annexation. Borrower shall not impose any restrictive covenants or encumbrances upon the Property, execute or file any subdivision plat affecting the Property, take any action whatsoever to convert the Property or any part thereof to a condominium or cooperative, or consent to any action taken by any Governmental Authority without the prior written consent of Lender.

         4.13 Current Financial Statements.

                  (a) On or before the expiration of 45 days after each fiscal quarter during the term of the Loan, Borrower shall deliver to Lender Financial Statements of Borrower. On or before the expiration of 120 days after each fiscal year during the term of the Loan, Borrower shall deliver to Lender annual audited Financial Statements of Capital Senior Living Corporation (on a consolidated and consolidating basis).

                  (b) With respect to the Property, Borrower shall deliver to
         Lender:

                           (1) Within 45 days after each fiscal quarter, monthly
                  and year-to-date Financial Statements of the operations of the Property, in the form of Exhibit "E", certified by an officer of Borrower to be true and correct to the best of the officer's knowledge and belief.

                           (2) If and when applicable, within twenty (20) days
                  of receipt, copies of all licensure and certification survey reports and statements of deficiencies, and, attached thereto, a copy of any plan of correction generated by the Borrower or Manager in connection with such survey or report; and to correct, in requisite time, any deficiency the curing of which is a condition to continued licensure or ability to operate.

                           (3) If and when applicable, within three (3) days of
                  receipt, any and all notices (regardless of form) from any and all licensing and/or certifying agencies that the Property is being downgraded to a substandard category, revoked, or suspended or that any such action is pending or being considered.

                           (4) If requested by Lender, within fifteen (15) days
                  of Lender's request, an aged accounts receivable report of the Property.



AMENDED AND RESTATED LOAN AGREEMENT                                      Page 18

                           (5) Within twenty (20) days of filing or receipt, all
                  Medicaid cost reports and amendments thereto filed with respect to the Property, and all responses, audit reports or other inquiries with respect to such cost reports.

                           (6) Within ten (10) days of receipt, a copy of the
                  Medicaid rate calculation worksheet (or the equivalent thereof) issued by the appropriate Medicaid agency for the Property.

                  (c) If Borrower routinely prepares more frequent Financial Statements (unaudited) for interim periods, Borrower shall furnish Lender copies of such interim statements (unaudited) when they are prepared. In addition Borrower will promptly prepare and deliver, or cause to be prepared and delivered, to Lender such other Financial Statements as Lender may from time to time reasonably request. All Financial Statements shall be prepared in accordance with generally accepted accounting principles, consistently applied. Furthermore, Borrower shall execute and deliver to Lender its Affidavit of Borrower in accordance with the terms set forth in paragraph 1.2.

         4.14 Tax Receipts. Borrower shall furnish Lender with receipts, or tax statements marked "Paid" to evidence the payment of all taxes levied on the Property on or before thirty (30) days prior to the date such taxes become delinquent.

         4.15 Financial Covenants. Borrower shall, at all times, comply with the following financial covenants, maintain such amounts and ratios as set forth herein, which shall in each instance be calculated on a basis of generally accepted accounting principles, consistently applied. Compliance with the financial covenant requirements shall be determined as of the dates of the financial statements to be provided to Lender, and Borrower shall deliver schedules reflecting the calculation of such amounts and the ratios concurrently with each set of financial statements.

                  (a) Current Ratio. Borrower shall maintain a minimum Current Ratio of 1.0 to 1.0 at all times. The Current Ratio shall be calculated based upon Current Assets divided by Current Liabilities equals Current
         Ratio:

                  As of the quarter ending                     :
                                           --------------------

                  $               /$                   =
                   ---------------  ------------------   -------------
                  Current Assets / Current Liabilities   Current Ratio

         For purposes of this calculation pre-paid expenses will be classified as non-current assets.




AMENDED AND RESTATED LOAN AGREEMENT                                      Page 19

                  (b) Tangible Net Worth. Borrower shall maintain a minimum of $45,000,000 as Tangible Net Worth (as defined below) through the end of each current fiscal year.

                  As of the year ending                         :
                                        ------------------------

                  Total Assets                                $
                                                               -------------

                  Less:             Total Liabilities         $
                                                               -------------
                                    Intangibles               $
                                                               -------------
                                    Goodwill                  $
                                                               -------------
                                    Other                     $
                                                               -------------
                  Equals: Tangible Net Worth                  $
                                                               -------------

                  (c) Loan to Value Ratio. Throughout the term of the Loan, Borrower will maintain a Loan to Value Ratio not to exceed sixty-two and one-half percent (62.5%) as to the outstanding indebtedness payable to Lender under the Loan.

                  (d) Leverage Ratio. Borrower shall maintain a Leverage Ratio less than 0.35 to 1.0 at all times. The Leverage Ratio will be calculated as Borrower's total liabilities divided by Market Capitalization of CSLC, where Market Capitalization of CSLC equals the total number of outstanding shares of stock of CSLC multiplied by the price of such shares. The Leverage Ratio shall be computed as of the first day of the applicable quarter.

                  (e) Cash Flow Coverage. The Property (in the aggregate) shall maintain a minimum Cash Flow Coverage ratio of 1.3 to 1.0, calculated based on the prior three (3) months of operation. This ratio shall be calculated as (1) net income from the normal operations of the Property (without deduction for actual management fees paid or incurred), plus interest expense (to the extent deducted in calculating net income) and allowances for depreciation and amortization of the Property for said period, less (i) the greater of actual capital expenditures for that period or $150 per unit per year, and (ii) the greater of actual management fees during that period or a five percent (5%) management fee, divided by (2) an amount equivalent to the sum of (i) interest on the Loan during such period at a rate of interest equal to 2.50% per annum above the Treasury Note Rate and (ii) an amount equivalent to the monthly installment of principal payable under the Loan during such period assuming a 25-year amortization.

         4.16 Loan Fees. On each anniversary date of the Loan, Borrower shall pay Lender a fee equal to one eighth of one percent (0.125%) of the then unused portion (i.e., not outstand ing) of the principal amount of the Loan commitment set forth in the first paragraph of this Loan Agreement if such unused portion is not more than $14,000,000, and one-quarter of one



AMENDED AND RESTATED LOAN AGREEMENT                                      Page 20
percent (0.250%) of the then unused portion of the principal amount of the Loan commitment if such unused portion is more than $14,000,000.

         4.17 Affiliated Transactions. Borrower agrees that all transactions with third party entities will be fully negotiated and shall be on an "arms-length" bona fide type basis. Although Borrower is not prohibited from entering into service agreements or other contracts with affiliated entities, any such agreements shall be on competitive terms, and shall otherwise be fair and equitable. Any agreement with a third party affiliated entity shall be subject to review and approval by Lender and shall be subject to termination if same does not meet with Lender's reasonable approval; provided however, Lender acknowledges its consent and approval of the fees and reimbursements payable under the Management Agreements and development agreements.

         4.18 Operation of Business. Borrower shall conduct, or cause the Manager to conduct, the operation of the Property at all times in a manner consistent with the following:

                  (a) to maintain the standard of care for the residents of the Property at all times at a level necessary to ensure quality care for the residents of the Property in accordance with customary and prudent industry standards;

                  (b) to operate the Property in a prudent manner and in compliance with applicable laws and regulations relating thereto and cause all Permits, Reimbursement Contracts, and any other agreements necessary for the use and operation of the Property or as may be necessary for applicable reimbursement programs to remain in effect without reduction in the number of licensed units or units authorized for use in applicable reimbursement programs;

                  (c) to maintain sufficient inventory and equipment types and quantities at the Property to enable Borrower adequately to perform operations of the Property;

                  (d) to keep all improvements and equipment located on or used or useful in connection with the Property in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needed and proper repairs, renewals, replacements, additions, and improvements thereto to keep the same in good operating condition; and

                  (e) to maintain sufficient cash in the operating accounts of the Property in order to satisfy the working capital needs of the Property .

         4.19 ERISA. Borrower has not in the past and does not presently maintain any "employee benefit plan" as defined in Section 3(3) of ERISA.




AMENDED AND RESTATED LOAN AGREEMENT                                      Page 21

         4.20 Management Agreements. Maintain the Management Agreements in full force and effect and timely perform all of Borrower's obligations thereunder and enforce performance of all obligations of the Manager thereunder and not permit the termination, amendment or assignment of the Management Agreements unless the prior written consent of Lender is first obtained, which consent may be in the sole and absolute discretion of Lender. Borrower will not enter into any other management agreement regarding the Property without Lender's prior written consent, which may be in the sole and absolute discretion of Lender.

         4.21 Notice of Fees or Penalties. Borrower shall immediately notify Lender, upon Borrower's knowledge thereof, of the assessment by any state or any Medicare, Medicaid, health or licensing agency of any fine or penalties against Borrower, Manager or the Property.

         4.22 Assignment of Licenses and Permits. Borrower shall not assign or transfer any of its interest in any Permits or Reimbursement Contracts (including rights to payment thereunder) pertaining to the Property, or assign, transfer, or remove or permit any other person to assign, transfer, or remove any records pertaining to the Property including, without limitation, resident records, medical and clinical records (except for removal of such resident records as directed by the residents owning such records), without Lender's prior written consent, which consent may be granted or refused in Lender's sole discretion.

         4.23 Periodic Surveys. Borrower shall furnish to Lender, or cause the Manager to furnish to Lender, within twenty (20) days of receipt, a copy of any Medicare, Medicaid, or other licensing agency survey or report and any statement of deficiencies and/or any other report required in Section 4.13 indicating that any action is pending or being considered to downgrade the Property (or any portion thereof) to a substandard category, and within the time period required by the particular agency for furnishing a plan of correction also furnish or cause to be furnished to Lender a copy of the plan of correction generated from such survey or report to the Property, and correct or cause to be corrected any deficiency, the curing of which is a condition of continued licensure or for full participation in Medicaid/Medicare or other reimbursement programs pursuant to any Reimbursement Contract for existing patients or for new patients to be admitted with Medicaid or Medicare coverage, by the date required for cure by such agency (plus extensions granted by such agency).

         4.24 Further Assurances. Borrower will, on request of Lender, (i) promptly correct any defect or error which may be discovered in the contents of any Loan Document now or hereafter executed in connection herewith or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record or file such further instruments (including without limitation further deeds of trust, security agreements, financing statements, continuation statements and assignments of rents or leases) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of the Loan Documents and to subject to the liens and security interests thereof any property intended by the terms hereof and thereof to be covered hereby and thereby including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; and (iii)



AMENDED AND RESTATED LOAN AGREEMENT                                      Page 22
execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by the Lender to protect the liens or the security interests under the Loan Documents against the rights or interests of third persons.

         4.25 Ownership and Liens. Borrower will maintain good and marketable title to all of the Property free and clear of all liens, security interests, encumbrances or adverse claims, except for the liens and security interests created by the Loan Documents and the Permitted Encumbrances. Borrower will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Property. Borrower will cause any lien, financing statement or other security instrument with respect to the Property to be terminated, except as may exist or as may have been filed in favor of Lender. Borrower will defend at its expense Lender's right, title and security interest in and to the Property against the claims of any third party.

         4.26 Transfer or Encumbrance. Borrower will not (i) sell, assign by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Property, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Property to any party other than Lender, or (iii) deliver actual or constructive possession of any of the Property to any party other than Lender, except for (A) sales and leases of inventory in the ordinary course of business, and (B) the sale or the disposal of any item of equipment which is worn out or obsolete and which has been replaced by an item of equal suitability and value, owned by Borrower and made subject to the liens and security interests under the Loan Documents, but which is otherwise free and clear of any lien, security interest, encumbrance or adverse claim; provided, however, the exceptions permitted in clauses (A) and (B) above shall automatically terminate upon the occurrence of an Event of Default.

                                    ARTICLE 5

                          RIGHTS AND REMEDIES OF LENDER

         5.1 Acceleration. Upon the occurrence of an Event of Default, subject to the terms and conditions of the Note, Lender may, at its option, declare the Loan immediately due and payable without notice of any kind.

         5.2 Cessation of Advances. Upon the occurrence of an Event of Default, the obligation of Lender to disburse the Loan and all other obligations of Lender hereunder shall, at Lender's option, immediately terminate.

         5.3 No Waiver or Exhaustion. No waiver by Lender of any of its rights or remedies hereunder, in the other Loan Documents, or otherwise, shall be considered a waiver of any other or subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever be construed as a waiver of any



AMENDED AND RESTATED LOAN AGREEMENT                                      Page 23
right or remedy of Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

                                    ARTICLE 6

                                 INDEMNIFICATION

         Borrower agrees to and does hereby indemnify Lender (for purposes of this Article 6 the term "Lender" shall include the directors, officers, employees and agents of Lender and any persons or entities owned or controlled by, owning or controlling, or under common control or affiliated with Lender) and hold Lender harmless as follows:

                  (a) against any and all claims, demands, causes of action, judgments, penalties, loss, damage, liabilities, costs and expenses (including, without limitation, attorneys' fees and court costs) asserted against or incurred by Lender by reason of, arising out of, or in connection with, any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever;

                  (b) against any and all claims, demands, causes of action, judgments, penalties, loss, damage, liabilities, costs and expenses (including, without limitation, attorneys' fees and court costs) asserted against or incurred by Lender by reason of, arising out of, or in connection with, any violation or breach by Borrower of any of the terms and provisions of the Loan Documents or any of them; and

                  (c) against any and all claims, demands, causes of action, judgments, penalties, loss, damage, liabilities, costs and expenses (including, without limitation, attorneys' fees and court costs) asserted against or incurred by Lender by reason of, arising out of, or in connection with, the Loan, any of the Loan Documents, or the Property.

WITHOUT LIMITATION, IT IS THE INTENTION OF BORROWER AND BORROWER AGREES THAT THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEY'S FEES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY OR ANY STRICT LIABILITY. HOWEVER, SUCH INDEMNITIES SHALL NOT APPLY TO ANY INDEMNIFIED PARTY TO THE EXTENT THE SUBJECT OF THE INDEMNIFICATION IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY.




AMENDED AND RESTATED LOAN AGREEMENT                                      Page 24

                                    ARTICLE 7

                                PARTIAL RELEASES

         Borrower may, at any time and from time to time, obtain a release from the lien and security interest created by a Mortgage and the Security Agreement of that portion of the Property related to such Mortgage (the "Related Property") as Borrower may designate, upon satisfaction of the following terms and conditions:

                  (a) After giving effect to the release from the lien of a Mortgage of the Related Property, the remaining Property (in the aggregate) shall have (a) a Cash Flow Coverage of 1.3 to 1.0, and (b) a Loan to Value Ratio of 62.5% or less. If Lender, in its sole discretion, requires new Appraisals in order to make such calculation, Lender will order and Borrower will reimburse Lender the costs of such Appraisals, which Appraisals must be in form and substance reasonably satisfactory to Lender.

                  (b) At least seven (7) days prior to the date of such release, Borrower shall deliver to the Lender at the Borrower's expense the form of the release to be executed by the Lender (which form of release must be satisfactory to the Lender in form and substance).

                  (c) At the time of such release, there shall exist no Event of Default, and no event shall have occurred which with the passage of time or the giving of notice or both would constitute such an Event of Default.

                                    ARTICLE 8

                          GENERAL TERMS AND CONDITIONS

         8.1 Notices. All notices, demands requests, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given and received when presented personally or three (3) days after being deposited in a regularly maintained receptacle for the United States Postal Service, postage prepaid, registered or certified, return receipt requested, addressed to Borrower or Lender, as the case may be, at the respective addresses set forth on the first page of this Loan Agreement, or such other address as Borrower or Lender may from time to time designate by written notice to the other as herein required.

         8.2 Modifications. No provision of this Loan Agreement or the other Loan Documents may be modified, waived, or terminated except by instrument in writing executed by the party against whom a modification, waiver, or termination is sought to be enforced.




AMENDED AND RESTATED LOAN AGREEMENT                                      Page 25

         8.3 Severability. In case any of the provisions of this Loan Agreement shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforce ability shall not affect any other provision hereof, and this Loan Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         8.4 Election of Remedies. Lender shall have all of the rights and remedies granted in the Loan Documents and available at law or in equity, and these same rights and remedies shall be cumulative and may be pursued separately, successively, or concurrently against Borrower or any property covered under the Loan Documents at the sole discretion of Lender. The exercise of, or failure to exercise, any of the same shall not constitute a waiver or release thereof or of any other right or remedy, and the same shall be nonexclusive.

         8.5 Form and Substance. All documents. certificates, insurance policies, and other items required under this Loan Agreement to be executed and/or delivered to Lender shall be in form and substance satisfactory to Lender.

         8.6 Usury. It is the intent of Lender and Borrower in the execution of the Note, this Agreement and all other instruments now or hereafter securing the Note or executed in connection therewith or under any other written or oral agreement by Borrower in favor of Lender to contract in strict compliance with applicable usury law. In furtherance thereof, Lender and Borrower stipulate and agree that none of the terms and provisions contained in the Note, this Loan Agreement or any other instrument securing the Note or executed in connection herewith, or in any other written or oral agreement by Borrower in favor of Lender, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law; that neither Borrower nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of the Note or the other indebtedness secured by the Loan Documents shall ever be obligated or required to pay interest on the Note or on indebtedness arising under any instrument securing the Note or executed in connection therewith, or in any other written or oral agreement by Borrower in favor of Lender, at a rate in excess of the maximum interest that may be lawfully charged under applicable law; and that the provisions of this Section shall control over all other provisions of the Note, this Loan Agreement and any other instruments now or hereafter securing the Note or executed in connection herewith or any other oral or written agreements which may be in apparent conflict herewith. Lender expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of the
Note is accelerated. If the maturity of the Note shall be accelerated for any reason or if the principal of the Note is paid prior to the end of the term of the Note, and as a result thereof the interest received for the actual period of existence of the Loan exceeds the applicable maximum lawful rate, Lender shall, at its option, either refund to Borrower the amount of such excess or credit the amount of such excess against the principal balance of the Note then outstanding and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that Lender shall contract for, charge or receive any amounts



AMENDED AND RESTATED LOAN AGREEMENT                                      Page 26
and/or any other thing of value which are determined to constitute interest which would increase the effective interest rate on the Note or the other indebtedness secured by the Loan Documents to a rate in excess of that permitted to be charged by applicable law, an amount equal to interest in excess of the lawful rate shall, upon such determination, at the option of Lender, be either immediately returned to Borrower or credited against the principal balance of the Note then outstanding or the other indebtedness secured by the Loan Documents, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Loan Agreement, Borrower acknowledges that it believes the Loan to be non-usurious and agrees that if, at any time, Borrower should have reason to believe, that the Loan is in fact usurious, it will give Lender notice of such condition and Borrower agrees that Lender shall have ninety (90) days after receipt of such notice in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists. The term "applicable law" as used in this Section shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

         8.7 No Third Party Beneficiary. This Loan Agreement is for the sole benefit of Lender, its successors and assigns, and Borrower, and is not for the benefit of any third party.

         8.8 Number and Gender. Whenever used herein the singular number shall include the plural and the singular, and the use of any gender shall be applicable to all genders. The duties, covenants, obligations, and warranties of Borrower in this Loan Agreement shall be joint and several obligations of Borrower, and of each Borrower, if more than one.

         8.9 Captions. The captions, headings, and arrangements used in this Loan Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

         8.10 APPLICABLE LAW. THIS LOAN AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE. THIS LOAN AGREEMENT IS FULLY PERFORMABLE IN DALLAS COUNTY, TEXAS.

         8.11 Entire Agreement. The Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Loan and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect to the matters addressed in the Loan Documents. Borrower hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.



AMENDED AND RESTATED LOAN AGREEMENT                                      Page 27

         8.12 Lender Not a Joint Venturer. Notwithstanding anything to the contrary herein contained, Lender, by entering into this Agreement or by any action taken pursuant hereto, will not be deemed a partner or joint venturer with Borrower, and Borrower will indemnify and hold Lender harmless from any and all damages resulting from such a construction of the parties and their relationship.

         8.13 Loan Participation. Borrower acknowledges and agrees that Lender may, from time to time, sell or offer to sell interests in the Loan and Loan Documents to one or more participants; provided, however, Lender shall continue to be responsible for administration of the Loan. Borrower authorizes Lender to disseminate to such participant or prospective participant, any information it has pertaining to the Loan, including without limitation, complete and current credit information on the Borrower, any of its principals and any guarantor.

         THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         8.14 Renewal and Modification. This Loan Agreement is being executed in renewal and modification of the First Agreement, Second Agreement and Third Agreement. To the extent the terms and provisions of this Loan Agreement conflict with or otherwise contradict the terms and provisions of the First Agreement, Second Agreement, Third Agreement or Assumption and Modification, Borrower and Lender hereby agree that this Loan Agreement shall be controlling.

         8.15 Extension of Loan. At any time during the term of the Loan, Borrower may request an extension of the maturity date of the Loan, which maturity date is December 10, 2000. Lender, in its sole discretion, may reject such request or may approve such request upon such terms and conditions as it deems advisable. A request for extension shall be in writing and submitted on the form attached as Exhibit "F".

         8.16 Release of Original Borrower. As of this date, Lender hereby releases and discharges the Original Borrower from any and all liability or obligation relating to the Loan and the Loan Documents.





AMENDED AND RESTATED LOAN AGREEMENT                                      Page 28

         EXECUTED and DELIVERED as of the date first recited.


                                        LENDER

                                        BANK ONE, TEXAS, N.A.


                                        By:  /s/ CRAIG F. HARTBERG
                                             -----------------------------------
                                             Name:  Craig F. Hartberg
                                             Title:  Senior Vice President


                                        BORROWER:

                                        CAPITAL SENIOR LIVING PROPERTIES,
                                        INC., a Texas corporation


                                        By:  /s/ DAVID R. BRICKMAN
                                             -----------------------------------
                                             Name:  David R. Brickman
                                             Title:  Vice President






AMENDED AND RESTATED LOAN AGREEMENT                                      Page 29

THE STATE OF TEXAS       )
                         )
COUNTY OF DALLAS         )

         This instrument was acknowledged before me on December ____, 1997, by Craig F. Hartberg, Senior Vice President of BANK ONE, TEXAS, N.A., a national banking association, on behalf of said association.


                                             -----------------------------------
                                             Notary Public, State of Texas

                                             -----------------------------------
                                               (printed name)

My Commission Expires:

---------------------

THE STATE OF TEXAS       )
                         )
COUNTY OF DALLAS         )

         This instrument was acknowledged before me on December ____, 1997, by David R. Brickman, Vice President of CAPITAL SENIOR LIVING PROPERTIES, INC., a Texas corporation, on behalf of said corporation.


                                             -----------------------------------
                                             Notary Public, State of Texas

                                             -----------------------------------
                                               (printed name)

My Commission Expires:

---------------------





AMENDED AND RESTATED LOAN AGREEMENT                                      Page 30

                          RELEASE BY ORIGINAL BORROWER


         In consideration of the agreements of Lender in Section 8.16, Original Borrower hereby releases, remises, acquits and forever discharges Lender, together with its employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors (including, without limitation, Lehman), successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way connected to the Loan Documents, or any of the transactions associated therewith, or the Property, including specifically but not limited to claims of usury.

                         CAPITAL SENIOR LIVING COMMUNITIES, L.P., a
                         Delaware limited partnership

                         By: Retirement Living Communities, L.P., an Indiana limited partnership, General Partner

                              By:  Capital Retirement Group, Inc., a Texas
                                   corporation, General Partner



                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------







AMENDED AND RESTATED LOAN AGREEMENT                                      Page 31

THE STATE OF TEXAS       )
                         )
COUNTY OF DALLAS         )

         This instrument was acknowledged before me on December ____, 1997, by ___________________, ____________________ of Capital Retirement Group Inc., a
Texas corporation, on behalf of said corporation, in its capacity as General Partner of Retirement Living Communities, L.P., an Indiana limited partnership, on behalf of said limited partnership, in its capacity as General Partner of Capital Senior Living Communities, L.P., a Delaware limited partnership, on behalf of said limited partnership.


                                             -----------------------------------
                                             Notary Public, State of Texas

                                             -----------------------------------
                                               (printed name)

My Commission Expires:

---------------------









AMENDED AND RESTATED LOAN AGREEMENT                                      Page 32

                                   EXHIBIT "B"

                             Application for Advance


LENDER:        Bank One, Texas, N.A.              REQUEST FOR ADVANCE NO.

                                                  -----------------------
BORROWER:      Capital Senior Living
               Properties, Inc.                   AMOUNT:   $
                                                             ----------------

DATE:                       , 19
       ---------------------     ----

         (a) This application and the items accompanying this application (which are incorporated herein for all purposes) are delivered pursuant to the Amended and Restated Loan Agreement (the "Loan Agreement") dated as of December 10, 1997, between Lender and Borrower, each of the defined terms of which has the same meaning when used herein or in the attachments unless indicated otherwise. Borrower hereby certifies to Lender that this application is true and correct in all respects and that this application and every item incor porated herein are genuine and in all respects what they purport and appear to be, and Borrower agrees that Lender may rely upon same in making the requested Advance.

         (b) Borrower hereby requests to borrow the principal amount of $____________ (the "Requested Advance") from Lender, during normal banking business hours on ____________________, 19_____ (which date is not less than two Business Days hence and not less than 30 days since the date of the most recent Advance under the Loan Agreement), which when borrowed will cause the principal amount then outstanding on the Note to be $______________.

         (c) On the date hereof, and at the time the Requested Advance is to be made, (a) the representations and warranties made in all of the Loan Documents and certificates delivered pursuant thereto are and will be true and correct in all material respects, (b) no Default or Event of Default has or will have occurred and is or will be continuing, (c) Borrower has performed all acts required by the Loan Documents to have been previously performed by Borrower, and (d) no material adverse change in the financial condition of Borrower has occurred and is continuing on the date hereof.

         (d) The purpose of this Requested Advance is: _________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________.
All proceeds of all previous Advances have been, and the process of the requested Advance



                              Exhibit "B" - Page 1
will be, spent only for the purposes permitted by the Loan Agreement and only for the purposes specified in all Applications for Advances, and accompanying items, heretofore or herewith delivered to Lender.

         (e) All obligations for labor, materials, and other costs theretofore incurred by or on behalf of Borrower in connection with the development and construction of the improve ments and included (a) in any previous Advance have been paid, and (b) in the Requested Advance will be promptly paid upon disbursement of the Requested Advance. Absolute ownership of all materials, equipment, fixtures and other property heretofore incorporated in the construction of the Improvement or otherwise installed therein or on the Land is vested in Borrower, free and clear of all rights therein of others except Lender. Neither Borrower, nor any agent of Borrower, has been served with any notice, written or oral, that a Lien will be claimed for any amount unpaid for materials delivered, labor performed, or services provided in connection with the construction of all or any portion of the Improvements, other than those bonded against pursuant to the Loan Agreement, a complete description of which, if any, is set forth on a schedule annexed hereto and, to the best of the undersigned's knowledge, no basis exists for the filing of any other mechanic's or materialman's Liens with respect to all or any part of the Property.

AS A FURTHER CONDITION TO ANY REQUEST FOR ADVANCE, AND IN ORDER FOR SUCH REQUEST TO BE EFFECTIVE, THE ORIGINAL NOTARIZED SIGNATURES OF BOTH JEFFREY L. BECK AND JAMES A. STROUD (OFFICERS OF CSLC) MUST APPEAR BELOW.




The address of Borrower                 Borrower:
for notice is:
                                        CAPITAL SENIOR LIVING PROPERTIES, INC.,
14160 Dallas Parkway                    a Texas corporation
Suite 300
Dallas, Texas  75240

                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------




                              Exhibit "B" - Page 2

                          [ADD NOTARY ACKNOWLEDGMENTS]










                              Exhibit "B" - Page 3

                                   EXHIBIT "C"


Lake County, Indiana

         Mortgage Security Agreement Assignment of Rents and Fixture Filing dated July 29, 1994, recorded as Instrument No. 94054609 in the office of Recorder of Lake County, Indiana, as modified by Modification and Extension of Lien dated June 30, 1995, recorded as Instrument No. 95041757 in the office of Recorder of Lake County, Indiana, further modified by Second Modification and Extension of Lien dated June 30, 1997, recorded as Instrument No. 97044593 in the office of Recorder of Lake County, Indiana, and further modified by Extension, Assumption and Modification Agreement between Bank One, Texas, N.A. and Capital Senior Living Properties, Inc., dated December 10, 1997.


Marion County, Indiana

         Mortgage Security Agreement Assignment of Rents and Fixture Filing dated July 29, 1994, recorded as Instrument No. 1994-0119830 in the office of Recorder of Marion County, Indiana, as modified by Modification and Extension of Lien dated June 30, 1995, recorded as Instrument No. 1995-0095291 in the office of Recorder of Marion County, Indiana, further modified by Second Modification and Extension of Lien dated June 30, 1997, recorded as Instrument No. 97-92756 in the office of Recorder of Marion County, Indiana, and further modified by Extension, Assumption and Modification Agreement between Bank One, Texas, N.A. and Capital Senior Living Properties, Inc., dated December 10, 1997.


Stark County, Ohio

         Open End Mortgage dated July 29, 1994, recorded in Volume 1688, Page 222 in the office of Recorder of Stark County, Ohio, as modified by Modification and Extension of Lien dated June 30, 1995, recorded as Instrument No. 95033519 in the office of Recorder of Stark County, Ohio, further modified by Second Modification and Extension of Lien dated June 30, 1997, recorded as Instrument No. 97036695 in the office of Recorder of Stark County, Ohio, and further modified by Extension, Assumption and Modification Agreement between Bank One, Texas, N.A. and Capital Senior Living Properties, Inc., dated December 10, 1997.



                              Exhibit "C" - Page 1

                                   EXHIBIT "D"
                             COMPLIANCE CERTIFICATE




Bank One, Texas, N.A.
1717 Main Street
Dallas, Texas  75201
Attn:  Health Care Lending

RE: Amended and Restated Loan Agreement dated December 10, 1997 (together with amendments, if any, the "Loan Agreement"), by and between Bank One, Texas, N.A., as Lender, and Capital Senior Living Properties, Inc., as Borrower

The undersigned officer of __________, does hereby certify that for the quarterly financial period ending _____________:

         1. No Event of Default has occurred or exists except
            ____________________________.

         2. The Current Ratio of Borrower (Section 4.15(a)) is _______ to 1.0.

         3. The Tangible Net Worth of Borrower (Section 4.15(b)) is
            $___________.

         4. The Loan to Value Ratio (Section 4.15(c)) is _______ to 1.0.

         5. The Leverage Ratio (Section 4.15(d)) is _______ to 1.0.

         6. The Market Capitalization of CSLC (Section 4.15(d) is
            _______________.

         7. The Cash Flow Coverage of the Property (Section 4.15(e)) is _______ to 1.0.

         8. All representations and warranties contained in the Loan Agreement and other Loan Documents are true and correct in all material respects as though given on the date hereof, except
            ______________________________.

         9. All information provided herein is true and correct.


                              Exhibit "D" - Page 1

         10. Capitalized terms not defined herein shall have the meanings given to such terms in the Loan Agreement.

                                             CAPITAL SENIOR LIVING PROPERTIES,
                                             INC., a Texas corporation



                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

Dated this       day of                     ,     .
           -----        --------------------  ----

                              Exhibit "D" - Page 2

                                   EXHIBIT "E"

                                FINANCIAL REPORTS


                              Exhibit "E" - Page 1

                                   EXHIBIT "F"
                              REQUEST FOR EXTENSION




Bank One, Texas, N.A.
1717 Main Street
Dallas, Texas  75201
Attn:  Health Care Lending

RE: Amended and Restated Loan Agreement dated December 10, 1997 (together with amendments, if any, the "Loan Agreement"), by and between Bank One, Texas, N.A., as Lender, and Capital Senior Living Properties, Inc., as Borrower

         Borrower hereby requests that the maturity date of the Loan be extended from December 10, 2000 to ____________________. Borrower acknowledges that Lender has no obligation to approve this request and Lender, in its sole discretion, may reject this request. Borrower agrees to submit to Lender such information, if any, as may be requested by Lender in considering this request.

         Capitalized terms not defined herein shall have the meanings given to such terms in the Loan Agreement.

                                   CAPITAL SENIOR LIVING PROPERTIES,
                                   INC., a Texas corporation



                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

Dated this       day of                     ,     .
           -----        --------------------  ----


                              Exhibit "F" - Page 1